Exhibit 3.133

SECRETARY OF STATE

I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

That the attached transcript of 76 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

JAN 21 2004

[SEAL]	/s/ Kevin Shelley
Secretary of State

1275121

FILED
In the office of the Secretary of State of the State of California

MAY 9 1985

MARCH FONG EU, Secretary of State

By:	/s/[ILLEGIBLE]
Deputy

ARTICLES OF INCORPORATION

OF

PERSONICS CORPORATION

I

The name of this corporation is Personics Corporation.

II

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

III

The name and address in the State of California of this corporation’s initial agent for service of process is: Charles Garvin c/o The Beta Group, 3000 Sand Hill Road, Bldg. One, Suite 140, Menlo Park, CA 94025.

IV

This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 10,000,000.

DATED: April 12, 1985

/s/ Francis S. Currie
Francis S. Currie, Incorporator

I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

/s/ Francis S. Currie
Francis S. Currie

A308201

FILED
In the office of the Secretary of State of the State of California

DEC 10 1985

MARCH FONG EU, Secretary of State

By:	/s/[ILLEGIBLE]
Deputy

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Francis S. Currie certify that:

1.  They are the President and Secretary of Personics Corporation, a California corporation.

2.  Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The initial series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,000,000 shares.

The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.                       Dividends.

(a)                  The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of $0.08 per share per annum, on each outstanding share of Series A Preferred payable in preference and priority to any payment of any dividend on Common Stock of the Corporation for such year. The right to such dividends on the Preferred Stock shall not be cumulative. No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all accrued dividends for such year have been declared and paid on the Preferred Stock.  In the event that the Board of Directors shall have declared and paid, or set apart for payment, all dividends accrued on the Preferred Stock at the rates specified in this section in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor, such additional dividends shall be declared and paid on each share of Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the dividends paid on such number of shares of Common Stock into which such share of Preferred Stock, on the record date for such dividend payment, is convertible.

(b)                 As authorized by Section 402.5(c of the California Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the Corporation of shares of Common Stock or Preferred Stock issued to or held by (i) employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, or (ii) any shareholders, pursuant to the Company’s By-laws.

2.                       Liquidation Preference.  In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

(a)                  The holders of the Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus finds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of $1.00 per share for each share of Series A Preferred Stock then held by them, and, in addition, an amount equal to all declared but unpaid dividends on the Series A Preferred Stock held by them. If the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the

JVR 3/8

2

entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the aggregate preferential amount of all shares of Series A Preferred Stock then held by them bears to the aggregate preferential amount of all shares of Series A Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Series A Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock and the Series A Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Series A Preferred Stock.

(b)                 For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall not be treated as a liquidation, dissolution or winding up of the Corporation.

3.                       Voting Rights.  Except as otherwise required by law or by Section 4 hereof, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the Company having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number. Cumulative voting shall apply with respect to the elections of the Board of Directors.

4.                       Conversion. The holders of the Preferred Stock have conversion rights as follows (the “Conversion Rights”):

3

(a)  Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall initially be $1.00 with respect to shares of Series A Preferred (the “Conversion Price”). The initial Conversion Price shall be subject to adjustment as hereinafter provided.

(b)  Automatic Conversion.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Series A Preferred Stock, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than $3.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $5,000,000.  In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further that the Corporation shall not be obligated to

4

issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of closing of the offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(d)  Adjustments to Conversion Price for Diluting Issues.

(i)  Adjustments for Subdivisions, Combinations or Consolidation of Common Stock.

In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividends or otherwise), into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii)  Adjustments for Stock Dividends and Other Distributions.

In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro-rata basis from all holders of any class of the Corporation’s securities) payable in property or in securities of the Corporation other than

5

shares of Common Stock, and other than as otherwise adjusted in this Section 4 or as provided in Section 1(a), then and in each such event the holders of Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event.

(iii)  Adjustments for Reclassification, Exchange and Substitution.

Except as provided in Section 2 upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change.

(e)  No Impairment.  Except as provided in Section 5, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(f)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such

6

adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

(g)  Notices of Record Date.  In the event that this Corporation shall propose at any time:

(i)  to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii)  to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(iv)  to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this Corporation shall send to the holders of the Preferred Stock:

(1)  at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

(2)  in the case of the matters referred to in (iii) and (iv) above, at least 20 days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this Corporation.

7

5.                       Covenants.

(a)  Amendment by Majority Vote.  In addition to any other rights provided by law, so long as at least fifty percent (50%) of the Series A Preferred shall be outstanding, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of the affected series of Preferred Stock:

(i)  amend or repeal any provision of the Corporation’s Articles of Incorporation;

(ii)  authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of such series of Preferred Stock;

(iii)  reclassify any shares of Common Stock and any other shares of this Corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iv)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(v)  effect (i) any sale of all or substantially all the assets or technology of the Corporation, or (ii) any merger or other reorganization of the Corporation with or into another corporation, or (iii) any transaction or series of transactions which would be integrated for purposes of the Federal Securities Act of 1933 and which would cause the occurrence of the events referred to in clauses (i) and (ii), above after such merger, reorganization or transaction(s).

(b)  Amendment by Supermajority Vote. Section 5(a) to the contrary notwithstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than ninety percent (90%) of such outstanding shares of the affected series of Preferred Stock:

(i)  reduce the number of directors of the corporation to less than five (5); or

(ii)  amend this Section 5(b).

8

6.                       Status of Converted Stock.  In case any shares of any series of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall resume the status of authorized but unissued shares of Preferred Stock.

3.                       The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.                       The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock of the corporation is 1,400,000. The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Menlo Park, California, this 9 day of DECEMBER, 1985.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

9

A314981

FILED
In the office of the Secretary of State of the State of California

MAY - 1 1986

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Francis S. Currie certify that:

1.  They are the President and Secretary of Personics Corporation, a California corporation.

2.  The first paragraph of Article IV of the Articles of Incorporation of the corporation as now reads:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The initial series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,000,000 shares.”

The first paragraph of Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of

Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The initial series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares.”

3.  The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.  The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total

2

number of outstanding shares of Common Stock of the corporation is 1,400,000. The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock. The total number of outstanding shares of Series A Preferred Stock of the corporation is 1,010,000. The number of shares of Series A Preferred Stock voting in favor of the amendment equaled or exceeded the vote required. The vote required was more than 50% of the Series A Preferred Stock.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Menlo Park, California, this 22 day of April, 1986.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

3

A338046

FILED
In the office of the Secretary of State of the State of California

SEP 14 1987

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Francis S. Currie certify that:

1.  They are the President and Secretary of Personics Corporation, a California corporation.

2.  Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 5,000,000.  The Preferred Stock may be issued from time to time in one or more series.

The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares.  The second series of Preferred Stock shall be designates Series B Preferred Stock (“Series B Preferred”) and shall consist of 350,000 shares.  The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,150,000 shares.

The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.                       Dividends.

(a)  The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of (i) $0.08 per share per annum, on each outstanding share of Series A Preferred, (ii) $0.16 per share per annum on each outstanding share of Series B Preferred, and (iii) $0.28 per share per annum on each outstanding share of Series C Preferred, payable in preference and priority to any payment of any dividend on Common Stock of the Corporation for such year. The right to such dividends on the Preferred Stock shall not be cumulative. No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all accrued dividends for such year have been declared and paid on the Preferred Stock. Dividends, if paid, or if declared and set apart for payment, must be paid on, or declared and set apart for payment on, all series of Preferred Stock contemporaneously and if less than full dividends shall be paid on the Preferred Stock, the same percentage of dividends shall be paid on or declared and set apart for payment on each series of Preferred Stock, based on the individual dividend preference of each series vis a vis the aggregate dividend preference of all series. In the event that the Board of Directors shall have declared and paid, or set apart for payment, all dividends accrued on the Preferred Stock at the rates specified in this section in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor, such additional dividends shall be declared and paid on each share of each series of Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the dividends paid on such number of shares of Common Stock into which such share of Preferred Stock, on the record date for such dividend payment, is convertible.

(b)  As authorized by Section 402.5(c) of the California Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the Corporation of shares of Common Stock or Preferred Stock issued to or held by (i) employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, or (ii) any shareholders, pursuant to the Company’s By-laws.

2.                       Liquidation Preference.  In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary

2

or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

(a)  The holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of (i) $1.00 per share for each share of Series A Preferred then held by them, (ii) $2.00 per share for each share of Series B Preferred then held by them, (iii) $3.50 per share for each share of Series C Preferred then held by them, and, in addition, an amount equal to all declared but unpaid dividends on the Preferred Stock held by them.  If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the aggregate preferential amount of all shares of Preferred Stock then held by each holder bears to the aggregate preferential amount of all shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event.  After payment has been made to the holders of the Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock and the Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Preferred Stock.

(b)  For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall not be treated as a liquidation, dissolution or winding up of the Corporation.

3.                       Voting Rights. Except as otherwise required by law or by Section 4 hereof, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such

3

votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class.  Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number. Cumulative voting shall apply with respect to the elections of the Board of Directors.

4.                       Converstion. The holders of the Preferred Stock have conversion rights as follows (the “Conversion Rights”):

(a)  Right to Convert.  Each share of Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined (i) in the case of Series A Preferred by dividing $1.00 by the Series A Conversion Price, (ii) in the case of Series B Preferred, by dividing $2.00 by the Series B Conversion Price and (iii) in the case of the Series C Preferred, by dividing $3.50 by the Series C Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall initially be $1.00 with respect to shares of Series A Preferred (the “Series A Conversion Price”), $2.00 with respect to shares of Series B Preferred (the “Series B Conversion Price”) and $3.50 with respect to shares of Series C Preferred (the “Series C Conversion Price”). The term “Conversion Price” as used herein shall refer to the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price, as applicable. The initial Conversion Price shall be subject to adjustment as hereinafter provided.

(b)  Automatic Conversion.  Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Preferred Stock voting as a class, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than $5.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $10,000,000.  In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s)

4

entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of closing of the offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

5

(d)  Adjustments to Conversion Price for Diluting Issues.

(i)  Adjustments for Subdivisions, Combinations or Consolidation of Common Stock.

In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividends or otherwise), into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii)  Adjustments for Stock Dividends and Other Distributions.

In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro-rata basis from all holders of any class of the Corporation’s securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 4 or as provided in Section 1(a), then and in each such event the holders of Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event.

(iii)  Adjustments for Reclassification, Exchange and Substitution.

Except as provided in Section 2 upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of

6

stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change.

(e)  No Impairment.  Except as provided in Section 5, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(f)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

(g)  Notices of Record Date.  In the event that this Corporation shall propose at any time:

(i)  to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii)  to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

7

(iv)  to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this Corporation shall send to the holders of the Preferred Stock:

(1)  at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

(2)  in the case of the matters referred to in (iii) and (iv) above, at least 20 days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this Corporation.

5.                       Covenants.

(a)  Amendment by Majority Vote.  In addition to any other rights provided by law, so long as at least fifty percent (50%) of the Preferred Stock shall be outstanding, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Preferred Stock voting as a class:

(i)  amend or repeal any provision of the Corporation’s Articles of Incorporation;

(ii)  authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of such series of Preferred Stock;

(iii)  reclassify any shares of Common Stock and any other shares of this Corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

8

(iv)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(v)  effect (i) any sale of all or substantially all the assets or technology of the Corporation, or (ii) any merger or other reorganization of the Corporation with or into another corporation, or (iii) any transaction or series of transactions which would be integrated for purposes of the Federal Securities Act of 1933 and which would cause the occurrence of the events referred to in clauses (i) and (ii), above after such merger, reorganization or transaction(s).

(b)  Amendment by Supermajority Vote.  Section 5(a) to the contrary notwithstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than ninety percent (90%) of the outstanding shares of Preferred Stock voting as a class:

(i)  reduce the number of directors of the corporation to less than five (5); or

(ii)  amend this Section 5(b).

6.                       Status of Converted Stock.  In case any shares of any series of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall resume the status of authorized but unissued shares of Preferred Stock.

3.                    The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.                    The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of Common Stock of the corporation is 1,400,000.  The number of shares of Common Stock voting in favor of the amendment equaled or exceeded the vote required. The total number of outstanding shares of Preferred Stock of the corporation is 2,500,000. The number of shares of Preferred Stock voting in

9

favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50% of the Common Stock and more than 90% Series A Preferred Stock. There are no shares of Series B preferred stock or series C stock outstanding.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Menlo Park, California, this 11 day of September, 1987.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

10

A338463

FILED
In the office of the Secretary of State of the State of California

SEP 23 1987

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

PERSONICS CORPORATION

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

CHARLES E. GARVIN and FRANCIS S. CURRIE certify that:

1.  They are the President and Secretary, respectively, of Personics Corporation, a California corporation.

2.  The name of the corporation filing this Certificate of Correction is Personics Corporation, and it is a California corporation.

3.  The instrument being corrected is entitled “Certificate of Amendment of Articles of Incorporation of Personics Corporation” and said instrument was filed with the Secretary of State of California on September 14, 1987.

4.  Paragraph “4(b)” of said Certificate of Amendment, as corrected, should read as follows:

“(b)  Automatic Conversion.  Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Preferred Stock voting as a class, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than $10.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $10,000,000.  In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.”

5.  That said paragraph “4(b)”, as corrected, conforms the wording of the amended Article to that adopted by the Board of Directors and shareholders.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our knowledge.

Executed at Palo Alto, California on this 22nd day of September 1987.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

2

A360731
1275121
FILED
In the office of the Secretary of State of the State of California
S
NOV 18 1988

/s/	March Fong Eu
March Fong Eu
Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION

OF PERSONICS CORPORATION

Charles E. Garvin and Francis S. Currie certify that:

1.  They are the President and Secretary of Personics Corporation, a California corporation.

2.  The first paragraph of Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock.  The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 5,550,000. The Preferred Stock may be issued from time to time in one or more series.  The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares. The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 450,000 shares. The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The Series A Preferred, Series B Preferred and Series C Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock”.

3.  The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.  The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock entitled to vote is 1,512,222 shares. The total number of outstanding shares of

Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 250, and the total number of outstanding shares of Series C Preferred entitled to vote is 1,449,071. The number of shares of each class voting in favor of the amendment exceeded the vote required for approval. The vote required was a majority of the outstanding Common Stock and a majority of the outstanding Series A Preferred, Series B Preferred and Series C Preferred voting together as a single class.  The percentage vote required was more than 50%.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Redwood City, California, this 11 day of November, 1988.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

2

8445xB.117

10/31/88

A367257
1275121
FILED
In the office of the Secretary of State of the State of California

MAR 27 1989

/s/March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Royce Garvin certify that:

1.  They are the President and Assistant Secretary of Personics Corporation, a California corporation.

2.  Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 10,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 6,471,428. The Preferred Stock may be issued from time to time in one or more series.  The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares.  The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 800,000 shares.  The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The fourth series of Preferred Stock shall be designated Series D Preferred Stock (“Series D Preferred”) and shall consist of 571,428 shares. The Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock”.

The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.                       Dividends.

(a)  The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of (i) $0.08 per share per annum, on each outstanding share of Series A Preferred, (ii) $0.16 per share per annum on each outstanding share of Series B Preferred, (iii) $0.28 per share per annum on each outstanding share of Series C Preferred, and (iv) $0.28 per share per annum on each outstanding shares of Series D Preferred, payable in preference and priority to any payment of any dividend on Common Stock of the corporation for such year. The right to such dividends on the Preferred Stock shall not be cumulative. No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends for such year which have been declared have been paid on the Preferred Stock.  Dividends, if paid, or if declared and set apart for payment, must be paid on, or declared and set apart for payment on, all series of Preferred Stock contemporaneously, and if less than full dividends shall be paid on the Preferred Stock, the same percentage of dividends shall be paid on or declared and set apart for payment on each series of Preferred Stock, based on the individual dividend preference of each series vis a vis the aggregate dividend preference of all series.  In the event that the Board of Directors shall have declared and paid, or set apart for payment, all dividends accrued on the Preferred Stock at the rates specified in this section in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor, such additional dividends shall be declared and paid on each share of each series of Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the dividends paid on such number of shares of Common Stock into which such share of Preferred Stock, on the record date for such dividend payment, is convertible.

(b)  As authorized by Section 402.5(c) of the California Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the Corporation of shares of Common Stock or Preferred Stock issued to or held by (i) employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, or (ii) any shareholders, pursuant to the Company’s Bylaws.

2.                              Liquidation Preference.  In the event of any liquidation, dissolution, or winding up of the corporation, either voluntary or involuntary, distributions to the shareholders of the corporation shall be made in the following manner:

2

(a)                   The holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of (i) $1.00 per share for each share of Series A Preferred then held by them, (ii) $2.00 per share for each share of Series B Preferred then held by them, (iii) $3.50 per share for each share of Series C Preferred then held by them, (iv) $3.50 per share for each share of Series D Preferred then held by them, and, in addition, an amount equal to all declared but unpaid dividends on the Preferred Stock held by them. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the aggregate preferential amount of all shares of Preferred Stock then held by each holder bears to the aggregate preferential amount of all shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock and the Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Preferred Stock.

(b)                  For purposes of this Section 2, a merger or consolidation of the corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the corporation, or the sale of all or substantially all of the assets of the corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall not be treated as a liquidation, dissolution or winding up of the corporation.

3.                       Voting Rights.  Except as otherwise required by law or by Section 4 hereof, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock, except for the shares of Series D Preferred which shall have only those voting rights expressly provided in these Articles of Incorporation or under applicable law, shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock entitled to vote could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such

3

record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the corporation.  Fractional votes by the holders of Preferred Stock entitled to vote shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock entitled to vote held by each holder could be converted) be rounded to the nearest whole number. Cumulative voting shall apply with respect to the elections of the Board of Directors.

4.                       Conversion.  The holders of the Preferred Stock have conversion rights as follows (the “Conversion Rights”):

(a)  Right to Convert.  Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined (i) in the case of Series A Preferred by dividing $1.00 by the Series A Conversion Price, (ii) in the case of Series B Preferred, by dividing $2.00 by the Series B Conversion Price, (iii) in the case of the Series C Preferred, by dividing $3.50 by the Series C Conversion Price, and (iv) in the case of the Series D Preferred, by dividing $3.50 by the Series D Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall initially be $1.00 with respect to shares of Series A Preferred (the “Series A Conversion Price”), $2.00 with respect to shares of Series B Preferred (the “Series B Conversion Price”), $3.50 with respect to shares of Series C Preferred (the “Series C Conversion Price”) and $3.50 with respect to shares of Series D Preferred (the “Series D Conversion Price”). The term “Conversion Price” as used herein shall refer to the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price, and the Series D Conversion Price, as applicable. The initial Conversion Price shall be subject to adjustment as hereinafter provided.

(b)  Automatic Conversion.  Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Preferred Stock voting together as a single class, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a

4

price per share (prior to underwriter commissions and offering expenses) of not less than $10.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $10,000,000. In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.  Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent, and provided further that the corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the corporation or its transfer agent as provided above, or the holder notifies the corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection with such certificates. The corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of closing of the offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for

5

all purposes as the record holder or holders of such shares of Common Stock on such date.

(d)  Adjustments to Conversion Price for Diluting Issues.

(i)                                Adjustments for Subdivisions, Combinations or Consolidation of Common Stock.

In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividends or otherwise), into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii)                             Adjustments for Stock Dividends and Other Distributions.

In the event the corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the corporation not made on a pro-rata basis from all holders of any class of the corporation’s securities) payable in property or in securities of the corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 4 or as provided in Section 1(a), then and in each such event the holders of Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event.

(iii)                          Adjustments for Reclassification, Exchange and Substitution.

Except as provided in Section 2 upon any liquidation, dissolution or winding up of the corporation, if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Preferred Stock shall be convertible into, in lieu of the number of shares of

6

Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change.

(e)  No Impairment. Except as provided in Section 5, the corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(f)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

(g)  Notices of Record Date.  In the event that this corporation shall propose at any time:

(i)                                to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                             to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii)                          to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

7

(iv)                         to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this corporation shall send to the holders of the Preferred Stock:

(1)  at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

(2)  in the case of the matters referred to in (iii) and (iv) above, at least 20 days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this corporation.

5.                       Covenants.

(a)  Amendment by Majority Vote.  In addition to any other rights provided by law, so long as at least fifty percent (50%) of the authorized Preferred Stock shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred voting together as a single class:

(i)                                amend or repeal any provision of the corporation’s Articles of Incorporation;

(ii)                             authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of such series of Preferred Stock;

(iii)                          reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

8

(iv)                         effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(v)                            effect (i) any sale of all or substantially all the assets or technology of the corporation, or (ii) any merger or other reorganization of the corporation with or into another corporation, or (iii) any transaction or series of transactions which would be integrated for purposes of the Federal Securities Act of 1933 and which would cause the occurrence of the events referred to in clauses (i) and (ii), above after such merger, reorganization or transaction(s).

(b)  Amendment by Supermajority Vote. Section 5(a) to the contrary notwithstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than ninety percent (90%) of the outstanding shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred voting together as a single class:

(i)                                reduce the number of directors of the corporation to less than five (5); or

(ii)                             amend this Section 5(b).

6.                       Status of Converted Stock. In case any shares of any series of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall resume the status of authorized but unissued shares of Preferred Stock.

3.                    The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.                    The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock entitled to vote is 1,512,222 shares.  The total number of outstanding shares of Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 250, and the total number of outstanding shares of Series C

9

Preferred entitled to vote is 2,280,152. The number of shares of each class voting in favor of the amendments exceeded the vote required for approval. The vote required was a majority of the outstanding Common Stock and a majority of the outstanding Series A Preferred, Series B Preferred and Series C Preferred voting together as a single class. The percentage vote required was more than 50%.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Redwood City, California, this 15th day of March, 1989.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Royce Garvin
Royce Garvin, Assistant Secretary

10

A371696
FILED
In the office of the Secretary of State of the State of California

JUN 20 1989
CERTIFICATE OF AMENDMENT
/s/ March Fong Eu
OF ARTICLES OF INCORPORATION OF	MARCH FONG EU, Secretary of State

PERSONICS CORPORATION

Charles E. Garvin and Royce Garvin certify that:

1.                                       They are the President and Assistant Secretary of Personics Corporation, a California corporation.

2.                                       Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 15,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 8,893,048. The Preferred Stock may be issued from time to time in one or more series.  The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares. The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 800,000 shares. The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The fourth series of Preferred Stock shall be designated Series D Preferred Stock (“Series D Preferred”) and shall consist of 571,428 shares. The fifth series of Preferred Stock shall be designated Series D-l Preferred Stock (“Series D-l Preferred”) and shall consist of 165,820 shares. The sixth series of Preferred Stock shall be designated Series E Preferred Stock (“Series E Preferred”) and shall consist of 2,255,800 shares.  The Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred and Series E Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock”.

The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.               Dividends.

(a)  The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of (i) $0.08 per share per annum, on each outstanding share of Series A Preferred, (ii) $0.16 per share per annum on each outstanding share of Series B Preferred, (iii) $0.28 per share per annum on each outstanding share of Series C Preferred, (iv) $0.28 per share per annum on each outstanding share of Series D Preferred, (v) $0.40 per share per annum on each outstanding share of Series D-l Preferred and (vi) $0.40 per share per annum on each outstanding share of Series E Preferred, payable in preference and priority to any payment of any dividend on Common Stock of the corporation for such year. The right to such dividends on the preferred Stock shall not be cumulative. No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends for such year which have been declared have been paid on the Preferred Stock. Dividends, if paid, or if declared and set apart for payment, must be paid on, or declared and set apart for payment on, all series of Preferred Stock contemporaneously, and if less than full dividends shall be paid on the Preferred Stock, the same percentage of dividends shall be paid on or declared and set apart for payment on each series of Preferred Stock, based on the individual dividend preference of each series vis a vis the aggregate dividend preference of all series. In the event that the Board of Directors shall have declared and paid, or set apart for payment, all dividends accrued on the Preferred Stock at the rates specified in this section in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor, such additional dividends shall be declared and paid on each share of each series of Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the dividends paid on such number of shares of Common Stock into which such share of Preferred Stock, on the record date for such dividend payment, is convertible.

(b)  As authorized by Section 402.5(c) of the California Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the corporation of shares of Common Stock or Preferred Stock issued to or held by (i) employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to

2

agreements providing for the right of said repurchase, or (ii) any shareholders, pursuant to the Company’s Bylaws.

2.               Liquidation Preference.  In the event of any liquidation, dissolution, or winding up of the corporation, either voluntary or involuntary, distributions to the shareholders of the corporation shall be made in the following manner:

(a)  The holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of (i) $1.00 per share for each share of Series A Preferred then held by them, (ii) $2.00 per share for each share of Series B Preferred then held by them, (iii) $3.50 per share for each share of Series C Preferred then held by them, (iv) $3.50 per share for each share of Series D Preferred then held by them, (v) $5.00 per share for each share of Series D-1 Preferred then held by them, and (vi) $5.00 per share for each share of Series E Preferred then held by them, and, in addition, an amount equal to all declared but unpaid dividends on the Preferred Stock held by them.  If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the aggregate preferential amount of all shares of Preferred Stock then held by each holder bears to the aggregate preferential amount of all shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock and the Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Preferred Stock.

(b)  For purposes of this Section 2, a merger or consolidation of the corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the corporation, or the sale of all or substantially all of the assets of the corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall not be treated as a liquidation, dissolution or winding up of the corporation.

3

3.               Voting Rights.  Except as otherwise required by law or by Section 5 hereof, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock, except for the shares of Series D Preferred which shall have only those voting rights expressly provided in these Articles of Incorporation or under applicable law, shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock entitled to vote could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders meeting in accordance with the Bylaws of the corporation. Fractional votes by the holders of Preferred Stock entitled to vote shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock entitled to vote held by each holder could be converted) be rounded to the nearest whole number. Cumulative voting shall apply with respect to the elections of the Board of Directors.

4.               Conversion.  The holders of the Preferred Stock have conversion rights as follows (the “Conversion Rights”):

(a)  Right to Convert.  Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined (i) in the case of Series A Preferred by dividing $1.00 by the Series A Conversion Price, (ii) in the case of Series B Preferred, by dividing $2.00 by the Series B Conversion Price, (iii) in the case of the Series C Preferred, by dividing $3.50 by the Series C Conversion Price, (iv) in the case of the Series D Preferred, by dividing $3.50 by the Series D Conversion Price, (v) in the case of the Series E-l Preferred, by dividing $5.00 by the Series E Conversion Price, and (vi) in the case of the Series E Preferred, by dividing $5.00 by the Series E Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall initially be $1.00 with respect to shares of Series A Preferred (the “Series A Conversion Price”), $2.00 with respect to shares of Series B Preferred (the “Series B Conversion Price”), $3.50 with respect to shares of Series C Preferred (the “Series C Conversion Price”), $3.50 with respect to shares of Series D Preferred (the “Series D Conversion Price”), $5.00 with respect to shares of Series D-l Preferred (the

4

“Series D-1 Conversion Price”) and $5.00 with respect to shares of Series E Preferred (the “Series E Conversion Price”). The term “Conversion Price” as used herein shall refer to the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price, the Series D Conversion Price, the Series D-l Conversion Price, and the Series E Conversion Price, as applicable. The initial Conversion Price shall be subject to adjustment as hereinafter provided.

(b)  Automatic Conversion.  Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Preferred Stock voting together as a single class, except that each share of Series E Preferred shall automatically be converted into Common Stock at the then effective Series E Conversion Price only upon the vote of the holders of a majority of the Series E Preferred, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than $10.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $10,000,000. In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent, and provided further that the corporation shall not be obligated to issue certificates evidencing the shares of Common

5

Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the corporation or its transfer agent as provided above, or the holder notifies the corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection with such certificates. The corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of closing of the offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(d)  Adjustments to Conversion Price for Diluting Issues.

(i)  Adjustments for Subdivisions, Combinations or Consolidation of Common Stock.

In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividends or otherwise), into a greater number of share of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii)  Adjustments for Stock Dividends and Other Distributions.

In the event the corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the corporation not made on a pro-rata basis from all holders of any class of the corporation’s securities) payable in property or in securities of the corporation other than shares of Common Stock, and other than as otherwise adjusted

6

in this Section 4 or as provided in Section 1(a), then and in each such event the holders of Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event.

(iii)  Adjustments for Reclassification, Exchange and Substitution.

Except as provided in Section 2 upon any liquidation, dissolution or winding up of the corporation, if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change.

(e)  No Impairment.  Except as provided in Section 5, the corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(f)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon, which such adjustment or re-adjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of

7

Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

(g)  Notices of Record Date.  In the event that this corporation shall propose at any time:

(i)  to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii)  to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(iv)  to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this corporation shall send to the holders of the Preferred Stock:

(1)  at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

(2)  in the case of the matters referred to in (iii) and (iv) above, at least 20 days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this corporation.

5.               Covenants.

(a)  Amendment by Majority Vote of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred and Series E Preferred. In addition to any other rights provided by law, so long as at least twenty percent

8

(20%) of the authorized Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-1 Preferred and Series E Preferred shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred and Series E Preferred voting together as a single class:

(i)  amend or repeal any provision of the corporation’s Articles of Incorporation;

(ii)  authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iii)  reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iv)  effect any transactions which would be treated as a distribution under Section 305 (a) of the Internal Revenue Code; or

(v)  effect (i) any sale of all or substantially all the assets or technology of the corporation, (ii) any merger or other reorganization of the corporation with or into another corporation, or (iii) any transaction or series of transactions which would cause the occurrence of the events referred to in clauses (i) and (ii) above.

(b)  Amendment by Majority Vote of Series E Preferred.  In addition to any other rights provided by law, so long as at least twenty percent (20%) of the authorized Series E Preferred shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series E Preferred:

(i)  amend or repeal any provision of the corporation’s Articles of Incorporation if such action would materially and adversely affect the rights, preferences or privileges of the Series E Preferred in a manner different from the effect such action would have upon the rights, preferences and privileges, of the other series of Preferred Stock;

(ii)  reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock

9

into shares having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Preferred Stock;

(iii)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(iv)  effect (i) any sale of all or substantially all the assets or technology of the corporation or the merger or other reorganization of the corporation with or into another corporation whereby the holders of Series E Preferred would receive less than five dollars ($5.00) per share, or (ii) the sale of any equity securities of the corporation at a purchase price of less that, five dollars ($5.00) per share, other than equity securities sold at any time (a) to officers, directors, and employees of, and consultants and vendors to, the corporation pursuant to any plan approved by the Board of Directors of the corporation; or (b) to CBS Records, Inc., Warner Records Group, RCA Records, MCA Music, Polygram Records, or EMI Music, or an affiliate thereof in an aggregate amount not to exceed five percent (5%) of the corporation’s outstanding Common Stock as of June 23, 1989 over and above the security holdings of such entities as of June 23, 1989 (assuming the conversion of all Preferred Stock and the exercise of all outstanding options, warrants and convertible notes as of the date hereof).

(c)  Amendment by Supermajority Vote.  Section 5(a) and 5(b) to the contrary notwithstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than ninety percent (90%) of the outstanding shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred and Series E Preferred voting together as a single class;

(i)  reduce the number of directors of the corporation to less than five (5); or

(ii)  amend this Section 5(c).

6.  Status of Converted Stock.  In case any shares of any series of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled.

3.                                       The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

10

4.       The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of Common Stock entitled to vote is 1,512,222 shares. The total number of outstanding shares of Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 250, the total number of outstanding shares of Series C Preferred entitled to vote is 2,280,152, and the total number of outstanding shares of Series D Preferred entitled to vote is 285,714. The number of shares of each class voting in favor of the amendments exceeded the vote required for approval. The vote required was a majority of the outstanding Common Stock and a majority of the outstanding Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred voting together as a single class.  The percentage vote required was more than 50%.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Radwood City, California, this 20th day of June, 1989.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Royce Garvin
Royce Garvin, Assistant Secretary

11

A372173
FILED
In the office of the Secretary of State of the State of California

JUN 30 1989

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Royce B. Garvin certify that:

1.       They are the President and Assistant Secretary, respectively, of Personics Corporation, a California corporation.

2.       The first paragraph of Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 15,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 8,900,173. The Preferred Stock may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares. The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 800,000 shares. The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The fourth series of Preferred Stock shall be designated Series D Preferred Stock (“Series D preferred”) and shall consist of 571,428 shares. The fifth series of Preferred Stock shall be designated Series D-l Preferred Stock (“Series D-l Preferred”) and shall consist of 172,945 shares. The sixth series of Preferred Stock shall be designated Series E Preferred Stock (“Series E Preferred”) and shall consist of 2,255,800 shares. The Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred and Series E Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock.”

3.       Section 5(b) of Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“(b)  Amendment by Majority Vote of Series E Preferred.  In addition to any other rights provided by law, so long as at least twenty percent (20%) [ILLEGIBLE] the authorized Series E Preferred shall be outstanding, and, with respect to Section 5(b)(v) only, prior to the date of June 22, 1993, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series E Preferred:

(i)                                amend or repeal any provision of the corporation’s Articles of Incorporation if such action would materially and adversely affect the rights, preferences or privileges of the Series E Preferred in a manner different from the effect such action would have upon the rights, preferences and privileges of the other series of Preferred Stock;

(ii)                             reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Preferred Stock;

(iii)                          effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(iv)                         effect the sale of any equity securities of the corporation at a purchase price of less than five dollars ($5.00) per share, other than equity securities sold (a) to officers, directors and employees of, and consultants and vendors to, the corporation after June 22, 1989 pursuant to any plan approved by the Compensation Committee of the Board of Directors of the corporation, (b) to CBS Records, Inc., Warner Records Group, RCA Records, MCA Music, Polygram Records, or EMI Music, or an affiliate thereof in an aggregate amount not to exceed five percent %) of the corporation’s outstanding Common Stock as of June 23, 1989 over and above the security holdings of such entities as of June 23, 1989 (assuming the conversion of all Preferred Stock and the exercise of all outstanding options, warrants and convertible notes as of the date hereof); or

(v)                            effect any sale of all or substantially all the assets or technology of the corporation or the merger or other reorganization of the corporation with or into another corporation whereby the holders of Series E Preferred would receive less than six dollars and twenty-five cents ($6.25) per share if such an event were to occur on or prior to June 22, 1990, seven dollars and eighty cents ($7.80) per share if such an event were to occur between June 23, 1990 and June 22, 1991, nine dollars and seventy-five cents ($9.75) per share if such an event were to occur

2

between June 23, 1991 and June 22, 1992, and twelve dollars and twenty-five cents ($12.25) if such an event were to occur between June 23, 1992 and June 22, 1993.

(vi)                         issue new securities in excess of 20% of the corporation’s outstanding capital stock as of June 22, 1989 (on an as if converted to Common Stock basis, assuming the exercise of all outstanding options and warrants) for use by the corporation in the acquisition of assets or securities of an entity whose business is unrelated to any part of the corporation’s main business.”

4.       The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

5.       The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock entitled to vote is 1,512,222 shares. The total number of outstanding shares of Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 250, the total number of outstanding shares of Series C Preferred entitled to vote is 2,280,152, the total number of outstanding shares of Series D Preferred entitled to vote is 285,714, and the total number of outstanding shares of Series E Preferred entitled to vote is 2,255,800. The number of shares of each class voting in favor of the amendments exceeded the vote required for approval. The vote required was a majority of the outstanding Common Stock, a majority of the outstanding Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred voting together as a single class and a majority of the

3

outstanding Series E Preferred. The percentage vote required was more than 50%.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Redwood City, California, this 23rd day of June, 1989.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Royce B. Garvin
Royce B. Garvin, Assistant Secretary

4

A377783
FILED
In the office of the Secretary of State of the State of California

OCT 07 1989

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Francis S. Currie hereby certify that:

1.       They are President and Secretary, respectively, of Personics Corporation, a California corporation.

2.       The Articles of Incorporation of this corporation are amended to add the following Article V:

“V.

1.               Limitation of Directors’ Liability.  The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

2.               Indemnification of Directors and Officers.  The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law.

3.               Repeal or Modification.  Any repeal or modification of the foregoing provisions of this Article V shall not adversely affect any right of indemnification or limitation of liability of an agent of this corporation relating to acts or omissions occurring prior to such repeal or modification.”

3.       The foregoing Certificate of Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.       The foregoing Certificate of Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock of the corporation is 1,512,222. The total number of outstanding shares of Series A Preferred Stock is 2,500,000, the total number of outstanding shares of Series B Preferred Stock is 250, the total number of outstanding shares of Series C Preferred Stock is 2,280,152, the total number of outstanding shares of Series D Preferred Stock is 285,714, the total number of outstanding shares of Series D-l Preferred Stock is 146,069, and the total number of outstanding shares of Series E Preferred Stock is 2,255,800. The number of shares voting in favor of the Certificate of Amendment of Articles of Incorporation equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock and more than 50% of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-l Preferred Stock and Series E Preferred Stock voting together as a single class.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:	10/24/89

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Francis S. Currie
Francis S. Currie, Secretary

2

A382702
/s/ [ILLEGIBLE]
FILED
In the office of the Secretary of State of the State of California

FEB 16 1990

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Royce B. Garvin certify that:

1.       They are the President and Assistant Secretary of Personics Corporation, a California corporation.

2.       Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 15,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 12,949,287.  The Preferred Stock may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares. The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 800,000 shares. The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The fourth series of Preferred Stock shall be designated Series D Preferred Stock (“Series D Preferred”) and shall consist of 571,428 shares.  The fifth series of Preferred Stock shall be designated Series D-l Preferred Stock (“Series D-l Preferred”) and shall consist of 172,945 shares. The sixth series of Preferred Stock shall be designated Series E Preferred Stock (“Series E Preferred”) and shall consist of 2,255,800 shares. The seventh series of Preferred Stock shall be designated Series F Preferred Stock (“Series F Preferred”) and shall consist of 4,049,114 shares. The Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock”.

The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.               Dividends.

(a)  The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of (i) $0.08 per share per annum, on each outstanding share of Series A Preferred, (ii) $0.16 per share per annum on each outstanding share of Series B Preferred, (iii) $0.28 per share per annum on each outstanding share of Series C Preferred, (iv) $0.28 per share per annum on each outstanding share of Series D Preferred, (v) $0.40 per share per annum on each outstanding share of Series D-l Preferred, (vi) $0.40 per share per annum on each outstanding share of Series E Preferred and (vii) $0.26 per share per annum on each outstanding share of Series F Preferred, payable in preference and priority to any payment of any dividend on Common Stock of the corporation for such year.  The right to such dividends on the Preferred Stock shall not be cumulative. No dividend shall be paid on the Common Stock in any year, other than dividends payable solely in Common Stock, until all dividends for such year which have been declared have been paid on the Preferred Stock. Dividends, if paid, or if declared and set apart for payment, must be paid on, or declared and set apart for payment on, all series of Preferred Stock contemporaneously, and if less than full dividends shall be paid on the Preferred Stock, the same percentage of dividends shall be paid on or declared and set apart for payment on each series of Preferred Stock, based on the individual dividend preference of each series vis a vis the aggregate dividend preference of all series.  In the event that the Board of Directors shall have declared and paid, or set apart for payment, all dividends accrued on the Preferred Stock at the rates specified in this section in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor, such additional dividends shall be declared and paid on each share of each series of Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the dividends paid on such number of shares of Common Stock into which such share of Preferred Stock, on the record date for such dividend payment, is convertible.

(b)  As authorized by Section 402.5(c) of the California Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the corporation of shares of Common Stock or Preferred stock issued to or held by (i) employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, or (ii) any shareholders, pursuant to the Company’s Bylaws.

2.               Liquidation Preference.  In the event of any liquidation, dissolution, or winding up of the corporation, either voluntary or involuntary, distributions to the shareholders of the corporation shall be made in the following manner:

(a)  The holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of (i) $1.00 per share for each share of Series A Preferred then held by them, (ii) $2.00 per share for each share of Series B Preferred then held by them, (iii) $3.50 per share for each share of Series C Preferred then held by them, (iv) $3.50 per share for each share of Series D Preferred then held by them, (v) $5.00 per share for each share of Series D-l Preferred then held by them, (vi) $5.00 per share for each share of Series E Preferred then held by them, and (vii) $3.25 per share for each share of Series F Preferred then held by them, and, in addition, an amount equal to all declared but unpaid dividends on the Preferred Stock held by them.  If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the aggregate preferential amount of all shares of Preferred Stock then held by each holder bears to the aggregate preferential amount of all shares of Preferred Stock outstanding as of the date of the distribution upon the occurrence of such event. After payment has been made to the holders of the Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock and the Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Preferred Stock.

(b)  For purposes of this Section 2, a merger or consolidation of the corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the corporation, or the sale of all or substantially all of the assets of the corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall not be treated as a liquidation, dissolution or winding up of the corporation.

3.               Voting Rights.  Except as otherwise required by law or by Section 5 hereof, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock, except for the shares of Series D Preferred which shall have only those voting rights expressly provided in these Articles of Incorporation or under applicable law, shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock entitled to vote could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the corporation. Fractional votes by the holders of Preferred Stock entitled to vote shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock entitled to vote held by each holder could be converted) be rounded to the nearest whole number. Cumulative voting shall apply with respect to the elections of the Board of Directors.

4.               Conversion. The holders of the Preferred Stock have conversion rights as follows (the “Conversion Rights”):

(a)  Right to Convert.  Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined (i) in the case of Series A Preferred by dividing $1.00 by the Series A Conversion Price, (ii) in the case of Series B Preferred, by dividing $2.00 by the Series B Conversion Price, (iii) in the case of the Series C Preferred, by dividing $3.50 by the Series C Conversion Price, (iv) in the case of the Series D Preferred, by dividing $3.50 by the Series D Conversion Price, (v) in the case of the Series D-l Preferred, by dividing $5.00 by the Series D Conversion Price, (vi) in the case of the Series E Preferred, by dividing $5.00 by the Series E Conversion Price, and (vii) in the case of the Series F Preferred, by dividing $3.25 by the Series F Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall initially be $1.00 with respect to shares of Series A Preferred (the “Series A Conversion Price”), $2.00 with respect to shares of Series B Preferred (the “Series B Conversion Price”), $3.50 with respect to shares of Series C Preferred (the “Series C Conversion Price”), $3.50 with respect to shares of Series D

Preferred (the “Series D Conversion Price”), $5.00 with respect to shares of Series D-l Preferred (the “Series D-l Conversion Price”) , $3.25 with respect to shares of Series E Preferred (the “Series E Conversion Price”) and $3.25 with respect to shares of Series F Preferred (the “Series F Conversion Price”). The term “Conversion Price” as used herein shall refer to the Series A Conversion Price, the Series B Conversion Price, the Series C Conversion Price, the Series D Conversion Price, the Series D-l Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, as applicable.  The initial Conversion Price shall be subject to adjustment as hereinafter provided.

(b)  Automatic Conversion.  Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price (i) upon the vote of a majority of the Preferred Stock voting together as a single class, except that each share of Series E Preferred shall automatically be converted into Common Stock at the then effective Series E Conversion Price only upon the vote of the holders of a majority of the Series E Preferred and each share of Series F Preferred shall automatically be converted into Common Stock at the then effective Series F Conversion Price only upon the vote of the holders of a majority of the Series F Preferred, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than $10.00 per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than $10,000,000.  In the event of the automatic conversion of the Preferred Stock upon a public offering as aforesaid, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Mechanics of Conversion.  No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.  Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section 4(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent, and provided further that the corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the corporation or its transfer agent as provided above, or the holder notifies the corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection with such certificates. The corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of closing of the offering, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(d)                         Adjustments to Conversion Price for Diluting Issues.

(i)  Adjustments for Subdivisions, Combinations or Consolidation of Common Stock.

In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividends or otherwise), into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii)  Adjustments for Stock Dividends and Other Distributions.

In the event the corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the corporation not made on a pro-rata basis from all holders of any class of the corporation’s securities) payable in property or in securities of the corporation other than shares of Common Stock, and other than as otherwise adjusted in this Section 4 or as provided in Section 1(a), then and in each such event the holders of Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event.

(iii)  Adjustments for Reclassification, Exchange and Substitution.

Except as provided in Section 2 upon any liquidation, dissolution or winding up of the corporation, if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change.

(e)                          No Impairment.  Except as provided in Section 5, the corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(f)                            Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or re-adjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

(g)  Notices of Record Date.  In the event that this corporation shall propose at any time:

(i)  to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii)  to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(iv)  to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this corporation shal1 send to the holders of the Preferred Stock:

(1)          at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above: and

(2)          in the case of the matters referred to in (iii) and (iv) above, at least 20 days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this corporation.

5.               Covenants.

(a)  Amendment by Majority Vote of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred. In addition to any other rights provided by law, so long as at least twenty percent (20%) of the authorized Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred voting together, on an as if converted to Common Stock basis, as a single class:

(i)  amend or repeal any provision of the corporation’s Articles of Incorporation;

(ii)  authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iii)  reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

(iv)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(v)  effect (i) any sale of all or substantially all the assets or technology of the corporation, (ii) any merger or other reorganization of the corporation with or into another corporation, or (iii) any transaction or series of transactions which would cause the occurrence of the events referred to in clauses (i) and (ii) above.

(b)  Amendment by Majority Vote of Series E Preferred and Series F Preferred.  In addition to any other rights provided by law, so long as at least twenty percent (20%) of the authorized Series E Preferred and Series F Preferred shall be outstanding, and, with respect to Section 5(b)(ii) only, prior to the date of June 22, 1993, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series E Preferred and

Series F Preferred voting together, on an as if converted to Common Stock basis, as a single class:

(i)  effect the sale of any equity securities of the corporation at a purchase price of less than three dollars and twenty-five cents ($3.25) per share, other than equity securities sold (a) to officers, directors and employees of, and consultants and vendors to, the corporation after February 20, 1990 pursuant to any plan approved by the Compensation Committee of the Board of Directors of the corporation, (b) to CBS Records, Inc., Warner Records Group, RCA Records, MCA Music, Polygram Records, or EMI Music, or an affiliate thereof in an aggregate amount not to exceed five percent (5%) of the corporation’s outstanding Common Stock as of February 20, 1990 over and above the security holdings of such entities as of February 20, 1990 (assuming the conversion of all Preferred Stock and the exercise of all outstanding options, warrants and convertible notes); or

(ii)  effect any sale of all or substantially all the assets or technology of the corporation or the merger or other reorganization of the corporation with or into another corporation whereby the holders of Series E Preferred and Series F Preferred would receive less than four dollars and six ($4.06) per share if such an event were to occur on or prior to June 22, 1990, five dollars and seven cents ($5.07) per share if such an event were to occur between June 23, 1990 and June 22, 1991, six dollars and thirty-four cents ($6.34) per share if such an event were to occur between June 23, 1991 and June 22, 1992, and seven dollars and ninety-six cents ($7.96) per share if such an event were to occur between June 23, 1992 and June 22, 1993.

(c)  Amendment by Majority Vote of Series E preferred.  In addition to any other rights provided by law, so long as at least twenty percent (20%) of the authorized Series E Preferred shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series E Preferred:

(i)  amend or repeal any provision of the corporation’s Articles of Incorporation if such action would materially and adversely affect the rights, preferences or privileges of the Series E Preferred in a manner different from the effect such action would have upon the rights, preferences and privileges of the other series of Preferred Stock;

(ii)  reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Preferred Stock;

(iii)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(iv)  issue new securities in excess of 20% of the corporation’s outstanding capital stock as of February    , 1990 (on an as if converted to Common Stock basis, assuming the exercise of all outstanding options and warrants) for use by the corporation in the acquisition of assets or securities of an entity whose business is unrelated to any part of the corporation’s main business.

(d)  Amendment by Majority Vote of Series F Preferred.  In addition to any other rights provided by law, so long as at least twenty percent (20%) of the authorized Series F Preferred shall be outstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the Series F Preferred:

(i)  amend or repeal any provision of the corporation’s Articles of Incorporation if such action would materially and adversely affect the rights, preferences or privileges of the Series F Preferred in a manner different from the effect such action would have upon the rights, preferences and privileges of the other series of Preferred Stock;

(ii)  reclassify any shares of Common Stock and any other shares of this corporation other than the Preferred Stock into shares having any preference or priority as to dividends or assets superior to or on parity with any such preference or priority of the Preferred Stock;

(iii)  effect any transactions which would be treated as a distribution under Section 305(a) of the Internal Revenue Code; or

(iv)  issue new securities in excess of 20% of the corporation’s outstanding capital stock as of February    , 1990 (on an as if converted to Common Stock basis, assuming the exercise of all outstanding options and warrants) for use by the corporation in the acquisition of assets or securities of at entity whose business is unrelated to any part of the corporation’s main business.

(e)  Amendment by Supermajority Vote.  Sections 5(a), 5(b), 5(c) and 5(d) to the contrary notwithstanding, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than ninety percent (90%) of the outstanding shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred,

Series D-l Preferred, Series E Preferred and Series F Preferred voting together, on an as if converted to Common Stock basis, as a single class;

(i)  reduce the number of directors of the corporation to less than five (5); or

(ii)  amend this Section 5(e).

6.  Status of Converted Stock.  In case any shares of any series of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled.

3.       The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.       The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of Common Stock entitled to vote is 1,513,889 shares. The total number of outstanding shares of Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 2,000, the total number of outstanding shares of Series C Preferred entitled to vote is 2,280,152, the total number of outstanding shares of Series D Preferred entitled to vote is 285,714, the total number of outstanding shares of Series D-l Preferred entitled to vote is 146,069, and the total number of outstanding shares of Series E Preferred entitled to vote is 2,255,800. The number of shares of each class voting in favor of the amendments exceeded the vote required for approval. The vote required was (i) a majority of the outstanding Common Stock, (ii) a majority of the outstanding Series A Preferred, Series B Preferred, Series C Preferred,

Series D Preferred, Series D-l Preferred and Series E Preferred voting together as a single class and (iii) a majority of the outstanding Series E Preferred. The percentage vote required was more than 50%.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Redwood City, California, this 15th day of February, 1990.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Royce B. Garvin
Royce B. Garvin, Assistant Secretary

A385802
FILED
In the office of the Secretary of State of the State of California

/s/ [ILLEGIBLE]
APR 30 1990

/s/	March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Charles E. Garvin and Royce B. Garvin certify that:

I.         They are the President and Assistant Secretary of Personics Corporation, a California corporation.

II.     The first paragraph of Article IV of the Articles of Incorporation of this corporation is amended to read in full as follows:

“This corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this corporation shall have authority to issue is 15,000,000, and the total number of shares of Preferred Stock this corporation shall have authority to issue is 13,305,596. The Preferred Stock may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated Series A Preferred Stock (“Series A Preferred”) and shall consist of 2,500,000 shares.  The second series of Preferred Stock shall be designated Series B Preferred Stock (“Series B Preferred”) and shall consist of 800,000 shares.  The third series of Preferred Stock shall be designated Series C Preferred Stock (“Series C Preferred”) and shall consist of 2,600,000 shares. The fourth series of Preferred Stock shall be designated Series D Preferred Stock (“Series D Preferred”) and shall consist of 571,428 shares.  The fifth series of Preferred Stock shall be designated Series D-l Preferred Stock (“Series D-l Preferred”) and shall consist of 172,945 shares.  The sixth series of Preferred Stock shall be designated Series E Preferred Stock (“Series E Preferred”) and shall consist of 2,255,800 shares.  The seventh series of Preferred Stock shall be designated Series F Preferred Stock (“Series F Preferred”) and shall consist of 4,405,423 shares. The Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred are sometimes referred to collectively hereinafter as the “Preferred Stock”.

3.       The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.       The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code.  The total number of outstanding shares of Common Stock entitled to vote is 1,513,889 shares. The total number of outstanding shares of Series A Preferred entitled to vote is 2,500,000, the total number of outstanding shares of Series B Preferred entitled to vote is 2,000, the total number of outstanding shares of Series C Preferred entitled to vote is 491,861, the total number of outstanding shares of Series D Preferred entitled to vote is 285,714, the total number of outstanding shares of Series D-l Preferred entitled to vote is 57,742, the total number of outstanding shares of Series E Preferred entitled to vote is 2,255,800, and the total number of outstanding shares of Series F Preferred Stock entitled to vote is 3,292,508.  The number of shares of each class voting in favor of the amendments exceeded the vote required for approval. The vote required was (i) a majority of the outstanding Common Stock and (ii) a majority of the outstanding Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series D-l Preferred, Series E Preferred and Series F Preferred voting together as a single class.

2

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at Redwood City, California, this 26th day of April, 1990.

/s/ Charles E. Garvin
Charles E. Garvin, President

/s/ Royce B. Garvin
Royce B. Garvin, Assistant Secretary

A410311
/s/ [ILLEGIBLE]
FILED
In the office of the Secretary of State of the State of California

NOV 4 1991

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

PERSONICS CORPORATION

Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned Fred Wistow, Vice President, and Joan T. Pincus, Assistant Secretary of the Corporation hereinafter named, do hereby certify as follows:

1.                       The name of the corporation is Personics Corporation.

2.                       Article IV of the corporation’s Articles of Incorporation relating to the number of, type and authorized shares of the corporation is hereby stricken in its entirety pursuant to the Plan of Reorganization confirmed by the U.S. Bankruptcy Court, N.D.CA. on October 17, 1991 (No. 3-90-04624-LK) (the “Plan”) which cancelled the outstanding shares of common and preferred stock of the corporation effective on October 31, 1991, approved the total number of shares which the corporation is authorized to issue as 1,000,000 shares of Common Stock with no par value.  Article IV is hereby amended to read in full as follows:

“The total number of shares which the corporation is authorized to issue is 1,000,000 of Common Stock without par value. Each share of Common Stock issued and outstanding shall have one vote. The corporation is prohibited from the issuance of non-voting securities to the extent required by Section 1123(a)(6) of the Bankruptcy Code”.

3.                       The foregoing amendment has been duly approved by the corporation’s Board of Directors.

4.                       The foregoing amendment has been duly approved by the required written consent of the corporation’s shareholders in accordance with the provisions of Sections 902 and 903 of the General Corporation Code. The corporation’s total number of shares of Common Stock outstanding pursuant to the Plan were furnished written consent with respect to the amendment herein and 100% of the number of outstanding shares or 68,896 shares of Common Stock all of which are of one class approved the foregoing amendment.

We further declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of our own knowledge.

Executed at New York, New York, this 1st day of November, 1991.

[SEAL]	/s/ Fred Wispow
Fred Wispow, Vice President

/s/ Joan T. Pincus
Joan T. Pincus, Assistant Secretary

A421755
/s/ [ILLEGIBLE]
FILED
In the office of the Secretary of State of the State of California

AUG 13 1992

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

PERSONICS CORPORATION
(a California corporation)

To the Secretary of State
State of California

Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1.                                       The name of the corporation is PERSONICS CORPORATION.

2.                                       Article 1 of the corporation’s Articles of Incorporation which relates to the name of the corporation is hereby amended so as to read as follows:

“The name of the corporation is WARNER CUSTOM MUSIC CORP.”

3.                                       The amendment herein provided for has been approved by the corporation’s Board of Directors.

4.                                       The amendment herein provided for was approved by the required written consent of the corporation’s shareholders in accordance with the provisions of Section 902 of the General Corporation Law.

The corporation’s total number of shares which were outstanding and entitled to vote or to furnish written consent with respect to the amendments herein provided for at the time of the approval thereof is 68,896, all of which are of one class. A majority of the outstanding shares is required to vote or furnish written consent in favor of the amendment herein provided.

The number of aforesaid outstanding shares which voted or furnished a written consent in favor of the amendment herein provided for is 68,896, and said number exceeded the percentage of the vote or written consent required to approve the said amendment.

Signed on August 12, 1992.

/s/ Fred Wistow
Fred Wistow Vice President

/s/ Joan T. Pincus
Joan T. Pincus Assistant Secretary

On this 12th day of August, 1992, in the City of New York in the State of New York, each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

/s/ Fred Wistow
Fred Wistow Vice President

/s/ Joan T. Pincus
Joan T. Pincus Assistant Secretary

A433713
/s/ [ILLEGIBLE]
FILED
In the office of the Secretary of State of the State of California

JUN 30 1993

/s/ March Fong Eu
MARCH FONG EU, Secretary of State

CERTIFICATE OF OWNERSHIP

(Pursuant to Section 1110 of the
California Corporations Code)

Fred Wistow and Joan T. Pincus certify that:

1.                       They are the President and Secretary, respectively, of WSP Music Acquisition Corp., a California corporation (the “Corporation” or “Parent”).

2.                       The Corporation owns at least 90% of the outstanding shares of each class of stock of Warner Custom Music Corp., a California corporation (the “Subsidiary”).

3.                       The board of directors of the Corporation duly adopted the following resolutions:

RESOLVED, that pursuant to Section 1110 of the California Corporations Code this Corporation shall merge into the Subsidiary and all of this Corporation’s obligations shall be assumed by the Subsidiary.

RESOLVED, FURTHER, that all of the issued and outstanding shares of this Corporation shall be converted into 93% (the Corporation’s pro rata portion) of the issued and outstanding shares of the Subsidiary.

RESOLVED, FURTHER, that all of the issued and outstanding shares of the Subsidiary which are not owned by the Corporation shall be cancelled and each holder thereof shall paid in cash $1.42 per share upon surrender of each outstanding share of the Subsidiary not owned by the Corporation.

4.                       The board of directors of the Subsidiary duly adopted the following resolutions:

RESOLVED, that this board of directors hereby approves the resolutions of the board of directors of the Parent to merge the Parent into the Subsidiary.

RESOLVED, FURTHER, that this board of directors hereby approves the fairness of the payment of $1.42 per share to be received for each share of the Subsidiary not owned by the Parent under the terms of the merger.

5.                       The effective date of the merger described above shall be June 30, 1993.

/s/ Fred Wistow
Fred Wistow, President

/s/ Joan T. Pincus
Joan T. Pincus, Secretary

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge, and that this declaration was executed on June 10, 1993 at New York, New York.

/s/ Fred Wistow
Fred Wistow, President

/s/ Joan T. Pincus
Joan T. Pincus, Secretary

[SEAL]

2